ASA – CFSTI & CFVIT

Schedule A

List of Series Under Each Registrant

Effective as of July 1, 2015

Registrant	FUNDS
Columbia Funds Series Trust I	Active Portfolios Multi-Manager Alternative Strategies Fund
Active Portfolios Multi-Manager Core Plus Bond Fund
Active Portfolios Multi-Manager Growth Fund
Active Portfolios Multi-Manager Small Cap Equity Fund
Columbia Adaptive Alternatives Fund
Columbia Adaptive Risk Allocation Fund
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Columbia AMT-Free Intermediate Muni Bond Fund
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Columbia AMT-Free New York Intermediate Muni Bond Fund
Columbia AMT-Free Oregon Intermediate Muni Bond Fund
CMG Ultra Short Term Bond Fund
Columbia Balanced Fund
Columbia Bond Fund
Columbia California Tax-Exempt Fund
Columbia Contrarian Core Fund
Columbia Corporate Income Fund
Columbia Diversified Absolute Return Fund
Columbia Diversified Real Return Fund
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Global Dividend Opportunity Fund
Columbia Global Energy and Natural Resources Fund
Columbia Global Technology Growth Fund
Columbia Global Inflation-Linked Bond Plus Fund
Columbia Greater China Fund
Columbia High Yield Municipal Fund
Columbia Intermediary Alternatives Fund
Columbia Intermediate Bond Fund
Columbia Large Cap Growth Fund
Columbia Mid Cap Growth Fund
Columbia Multi-Asset Income Fund
Columbia New York Tax-Exempt Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Select Large Cap Growth Fund

ASA – CFSTI & CFVIT

Columbia Small Cap Core Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Value Fund I
Columbia Strategic Income Fund
Columbia Tax-Exempt Fund
Columbia U.S. Social Bond Fund
Columbia U.S. Treasury Index Fund
Columbia Value and Restructuring Fund

Columbia Funds Variable Insurance Trust	Columbia Variable Portfolio – Asset Allocation Fund
Columbia Variable Portfolio – Contrarian Core Fund
Columbia Variable Portfolio – Core Bond Fund
Columbia Variable Portfolio – Diversified Absolute Return Fund
Columbia Variable Portfolio – Managed Volatility Conservative Fund
Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund
Columbia Variable Portfolio – Managed Volatility Growth Fund
Columbia Variable Portfolio – Select Large Cap Growth Fund
Columbia Variable Portfolio – Small Cap Value Fund
Columbia Variable Portfolio – Small Company Growth Fund
Columbia Variable Portfolio – Strategic Income Fund
Variable Portfolio – AQR Managed Futures Strategy Fund
Variable Portfolio – Multi-Manager Diversified Income Fund Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund
Variable Portfolio – Pyrford International Equity Fund

ASA – CFSTI & CFVIT

Schedule B

Fee Schedule

Effective as of July 1, 2015

Group I

FUNDS	Effective Date of Fee Rate /	ASSET LEVELS (IN MILLIONS) AND BREAKPOINTS IN APPLICABLE FEES(1)
	Restatement Date	$0 - $500	>$500 - $1,000	>$1,000 - $3,000	>$3,000 - $12,000	>$12,000
Active Portfolio Multi Manager Alternative Strategies Fund(2)	March 14, 2012 (A)	0.080%	0.075%	0.070%	0.060%	0.050%
Active Portfolio Multi-Manager Core Plus Bond Fund	March 14, 2012 (A)	0.070%	0.065%	0.060%	0.050%	0.040%
Active Portfolio Multi-Manager Growth Fund	March 14, 2012 (G)	0.060%	0.055%	0.050%	0.040%	0.030%
Active Portfolio Multi-Manager Small Cap Equity Fund	March 14, 2012 (A)	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Adaptive Alternatives Fund(2)	December 19, 2014 (B)	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Balanced Fund	March 1, 2011 (A)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Bond Fund	March 1, 2011 (C)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Contrarian Core Fund	March 1, 2011 (A)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Corporate Income Fund	July 1, 2011 (C)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Diversified Absolute Return Fund	December 19, 2014 (B)	0.080%	0.075%	0.070%	0.060%	0.050%

ASA – CFSTI & CFVIT

FUNDS	Effective Date of Fee Rate /	ASSET LEVELS (IN MILLIONS) AND BREAKPOINTS IN APPLICABLE FEES(1)
	Restatement Date	$0 - $500	>$500 - $1,000	>$1,000 - $3,000	>$3,000 - $12,000	>$12,000

Columbia Dividend Income Fund	July 1, 2011 (B)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Global Dividend Opportunity Fund	March 1, 2011 (A)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Global Inflation-Linked Bond Plus Fund	March 3, 2014 (E)			0.080%
Columbia High Yield Municipal Fund	July 1, 2011 (B)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Intermediate Bond Fund	March 1, 2011 (C)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia AMT-Free Intermediate Muni Bond Fund	March 1, 2011 (D)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Large Cap Growth Fund	April 1, 2011 (E)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Mid Cap Growth Fund	April 1, 2011 (A)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Multi-Asset Income Fund	March 4, 2015 (C)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Adaptive Risk Allocation Fund	June 18, 2012 (B)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Select Large Cap Growth Fund	July 1, 2011 (G)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Small Cap Core Fund	July 1, 2011 (A)	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Small Cap Growth Fund I	March 1, 2011 (A)	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Small Cap Value Fund I	April 30, 2011 (C)	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Strategic Income Fund	May 1, 2011 (D)	0.070%	0.065%	0.060%	0.050%	0.040%

ASA – CFSTI & CFVIT

FUNDS	Effective Date of Fee Rate /	ASSET LEVELS (IN MILLIONS) AND BREAKPOINTS IN APPLICABLE FEES(1)
	Restatement Date	$0 - $500	>$500 - $1,000	>$1,000 - $3,000	>$3,000 - $12,000	>$12,000
Columbia Tax-Exempt Fund	March 1, 2011 (E)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia U.S. Social Bond Fund	March 4, 2015 (E)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Variable Portfolio – Contrarian Core Fund	March 14, 2012 (I)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio – Core Bond Fund	April 10, 2013 (I)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia Variable Portfolio – Diversified Absolute Return Fund(2)	March 14, 2012 (I)	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio – Select Large Cap Growth Fund	May 1, 2011 (I)	0.060%	0.055%	0.050%	0.040%	0.030%
Columbia Variable Portfolio –Small Cap Value Fund	May 1, 2011 (I)	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio –Small Company Growth Fund	May 1, 2011 (I)	0.080%	0.075%	0.070%	0.060%	0.050%
Columbia Variable Portfolio –Strategic Income Fund	April 30, 2011 (I)	0.070%	0.065%	0.060%	0.050%	0.040%
Variable Portfolio – AQR Managed Futures Strategy Fund(2)	March 14, 2012 (I)	0.080%	0.075%	0.070%	0.060%	0.050%
Variable Portfolio – Pyrford International Equity Fund	April 10, 2013 (I)	0.080%	0.075%	0.070%	0.060%	0.050%

ASA – CFSTI & CFVIT

Group II

FUNDS	Effective Date of Fee Rate /	ASSET LEVELS (IN MILLIONS) AND BREAKPOINTS IN APPLICABLE FEES(1)
	Restatement Date	$0 - $250	>$250 - $1,000	>$1,000 - $3,000	>$3,000 - $12,000	>$12,000
Columbia California Tax-Exempt Fund	March 1, 2011 (D)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	March 1, 2011 (D)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund	March 1, 2011 (D)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia AMT-Free New York Intermediate Muni Bond Fund	March 1, 2011 (D)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia New York Tax-Exempt Fund	March 1, 2011 (D)	0.070%	0.065%	0.060%	0.050%	0.040%
Columbia AMT-Free Oregon Intermediate Muni Bond Fund	July 1, 2011 (E)	0.070%	0.065%	0.060%	0.050%	0.040%

Group III

FUNDS	Effective Date of Fee Rate / Restatement Date	ASSET LEVELS (IN MILLIONS) AND BREAKPOINTS IN APPLICABLE FEES(1)
		$0 - $500	>$500 - $1,000	>$1,000 - $3,000	>$3,000
Columbia Real Estate Equity Fund	March 1, 2011 (J)	0.060%	0.055%	0.050%	0.040%

ASA – CFSTI & CFVIT

Group IV

FUNDS	Effective Date of Fee Rate / Restatement Date	ASSET LEVELS (IN MILLIONS) AND BREAKPOINTS IN APPLICABLE FEES(1)
		$0 - $1,000	>$1,000 - $3,000	>$3,000
Columbia Global Energy and Natural Resources Fund	May 1, 2011 (A)	0.060%	0.050%	0.040%
Columbia Pacific/Asia Fund	July 1, 2011 (G)	0.080%	0.070%	0.060%

Group V

FUNDS	Effective Date of Fee Schedule / Restatement Date	ASSET LEVELS (IN MILLIONS) AND BREAKPOINTS IN APPLICABLE FEES(1)
		$0 - $3,000	>$3,000 - $12,000	>$12,000
Columbia Value and Restructuring Fund	August 1, 2012 (F)	0.060%	0.040%	0.030%

Group VI

FUNDS	Effective Date of Fee Schedule / Restatement Date	ASSET LEVELS (IN MILLIONS) AND BREAKPOINTS IN APPLICABLE FEES(1)
		$0 - $750	>$750 - $1,000	>$1,000 - $3,000	>$3,000
Columbia Emerging Markets Fund	July 1, 2011 / (A)	0.080%	0.075%	0.070%	0.060%

ASA – CFSTI & CFVIT

Group VII

FUNDS	Effective Date of Fee Schedule / Restatement Date	ASSET LEVELS (IN MILLIONS) AND BREAKPOINTS IN APPLICABLE FEES(1)
		$0 - $1,000	>$1,000 - $1,500	>$1,500 - $3,000	>$3,000 - $6,000	>$6,000
Columbia Greater China Fund	July 1, 2011 / (A)	0.080%	0.070%	0.060%	0.050%	0.040%

Group VIII

FUNDS	Effective Date of Fee Schedule / Restatement Date	All ASSETS(1)
CMG Ultra Short Term Bond Fund	May 1, 2010 (E)	N/A
Columbia Intermediary Alternatives Fund	December 19, 2014 (B)	N/A
Columbia Global Technology Growth Fund	May 1, 2010 (A)	N/A
Columbia U.S. Treasury Index Fund(3)	May 1, 2010 (C)	0.300%
Columbia Variable Portfolio – Asset Allocation Fund	October 22, 2010 (I)	0.020%

(1)	Annual rates based on a percentage of the Fund’s average daily net assets.
(2)	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on aggregate net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Administrator (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any administrative fees paid to the Administrator by any Subsidiaries under separate administrative services agreements with the Subsidiaries.
(3)	The Administrator pays all operating expenses of the Fund with the exception of brokerage fees and expenses, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Administrator or its affiliates, and any extraordinary non-recurring expenses that may arise, including, but not limited to, litigation expenses.

ASA – CFSTI & CFVIT

Group IX

Fund	Effective Date of Fee Schedule / Restatement Date	Category of Portfolio Investment	Assets (in Millions)	Rate of Fee(1)
Columbia Diversified Real Return Fund	March 3, 2014 (H)	Category 1: Assets invested in underlying funds (including ETFs) that pay an investment management fee to the Administrator or its affiliate	All such assets	0.020%
		Category 2: Assets invested in securities, instruments and other assets not described under Category 1, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management fee to the Administrator or its affiliates, third party funds, derivatives and individual securities	All such assets	0.060%

Columbia Variable Portfolio –Managed Volatility Conservative Fund	April 10, 2013 (I)	Category 1: Assets invested in underlying funds (including ETFs) that pay an investment management fee to the Administrator or its affiliate	All such assets	0.020%
		Category 2: Assets invested in securities, instruments and other assets not described under Category 1, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management fee to the Administrator or its affiliates, third party funds, derivatives and individual securities	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.060 0.055 0.050 0.040 0.030	% % % % %

Columbia Variable Portfolio –Managed Volatility Conservative Growth Fund	April 10, 2013 (I)	Category 1: Assets invested in underlying funds (including ETFs) that pay an investment management fee to the Administrator or its affiliate	All such assets	0.020%
		Category 2: Assets invested in securities, instruments and other assets not described under Category 1, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management fee to the Administrator or its affiliate, third party funds, derivatives and individual securities	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.060 0.055 0.050 0.040 0.030	% % % % %

Columbia Variable Portfolio –Managed Volatility Growth Fund	April 10, 2013 (I)	Category 1: Assets invested in underlying funds (including ETFs) that pay an investment management fee to the Administrator or its affiliate	All such assets	0.020%
		Category 2: Assets invested in securities, instruments and other assets not described under Category 1, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management fee to the Administrator or its affiliate, third party funds, derivatives and individual securities	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.060 0.055 0.050 0.040 0.030	% % % % %

ASA – CFSTI & CFVIT

Fund	Effective Date of Fee Schedule	Category of Portfolio Investment	Assets (in Millions)	Rate of Fee(1)
Variable Portfolio – Multi-Manager Diversified Income Fund	June 25, 2014 (I)	Category 1: Assets invested in underlying funds (including ETFs) that pay an investment management fee to the Administrator or its affiliate	All such assets	0.020%
		Category 2: Assets invested in securities, instruments and other assets not described under Category 1, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management fee to the Administrator or its affiliate, third party funds, derivatives and individual securities	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.060 0.055 0.050 0.040 0.030	% % % % %

Variable Portfolio – Multi-Manager Interest Rate Adaptive Fund	June 25, 2014 (I)	Category 1: Assets invested in underlying funds (including ETFs) that pay an investment management fee to the Administrator or its affiliate	All such assets	0.020%
		Category 2: Assets invested in securities, instruments and other assets not described under Category 1, including without limitation affiliated mutual funds, exchange-traded funds and closed-end funds that do not pay an investment management fee to the Administrator or its affiliate, third party funds, derivatives and individual securities	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.060 0.055 0.050 0.040 0.030	% % % % %

(1)	Annual rates based on a percentage of the Fund’s average daily net assets. In no event shall the administrative fee be negative (even if the portfolio investments in a particular category have a negative net value).
(A)	Effective January 1, 2016, this Agreement is amended and restated with respect to the Fund by a management agreement, dated as of July 1, 2015, by and among Columbia Funds Series Trust I and the Administrator (the Management Agreement).
(B)	Effective October 1, 2015, this Agreement is amended and restated with respect to the Fund by the Management Agreement.
(C)	Effective September 1, 2015, this Agreement is amended and restated with respect to the Fund by the Management Agreement.
(D)	Effective March 1, 2016, this Agreement is amended and restated with respect to the Fund by the Management Agreement.
(E)	Effective December 1, 2015, this Agreement is amended and restated with respect to the Fund by the Management Agreement.
(F)	Effective July 1, 2015, this Agreement is amended and restated with respect to the Fund by the Management Agreement.
(G)	Effective August 1, 2015, this Agreement is amended and restated with respect to the Fund by the Management Agreement.
(H)	Effective June 1, 2016, this Agreement is amended and restated with respect to the Fund by the Management Agreement.
(I)	Effective May 1, 2016, this Agreement is amended and restated with respect to the Fund by the management agreement to be dated as of May 1, 2016, by and among Columbia Funds Variable Insurance Trust and the Administrator.
(J)	Effective June 1, 2016, this Agreement is amended and restated with respect to the Fund by the Management Agreement.

ASA – CFSTI & CFVIT

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of June 10, 2015.

COLUMBIA FUNDS SERIES TRUST I
COLUMBIA FUNDS VARIABLE INSURANCE TRUST

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer